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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington,  D.C.  20549


Form 8-K/A


Filed as Amendment to 8-K Document filed March 25, 1998,
Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of the reported event): January 5, 1999


WHITNEY AMERICAN CORPORATION
(Exact name of registrant as specified in charter)


DELAWARE
(State of incorporation)

        0-22907                                       84-1070022
(Commission File Number)                 (I.R.S. Employer Identification Number)


8150 Leesburg Pike, Suite 1200, Vienna, Virginia 22182
(Address of Principal Executive Offices and Zip Code)


(703) 893-0582
(Registrant's telephone number, including area code)


(703) 893-5636
(Registrant's facsimile number, including area code)
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Item 6. Resignation of a Director.

Attached as Exhibit A is the Resignation of Heatherlynn Colburn as a member of the Company's (Registrant) Board of Directors.


Exhibit A:

Resignation of Heatherlynn Colburn.



                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         WHITNEY AMERICAN CORPORATION



Date     January 11, 1999                    By /S/ Juan J. Gutierrez,
    --------------------------                  --------------------------------

                                                Juan J. Gutierrez, Chairman, CEO